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Friedman, Billings, Ramsey Group, Inc.
Long-Term Investment Matrix (1)
As of December 31, 2001
(Dollars in thousands)


The following chart shows the allocation of Friedman, Billings, Ramsey Group, Inc.'s long-term investments, as stated on the December 31, 2001 balance sheet, by sector and by managed fund and also shows the allocation of long-term investments in publicly traded and private securities. Managed funds are categorized by the value of the majority of their investments. In addition, from time to time, FBR Group implements risk management strategies, the value of which may not be included in the balance sheet line for long-term investments.


Financial                                                     Public         Private          Total
---------                                                  -------------   ------------   -------------
FBR Ashton, Limited Partnership                                $ 19,000         $    -        $ 19,000      16.0%
FBR Private Equity Fund, LP                                          91          1,787           1,878       1.6%
FBR Future Financial Fund, LP                                         -            867             867       0.7%
FBR Financial Services Partners, LP                                 253          1,266           1,519       1.3%
Direct investment                                                 1,637              -           1,637       1.4%
                                                           -------------   ------------   -------------  ---------
                                                                 20,981          3,920          24,901      21.0%

Real Estate/Mortgage
FBR Asset Investment Corporation
Direct investment                                                40,743          1,716          42,459      35.8%
                                                                  3,198            243           3,441       2.9%
                                                           -------------   ------------   -------------  ---------
                                                                 43,941          1,959          45,900      38.7%

                                                           -------------   ------------   -------------  ---------
                                                Subtotal         64,922          5,879          70,801      59.7%
                                                           -------------   ------------   -------------  ---------

Technology and Biotechnology
FBR Technology Venture Partners, LP (2)                             187            724             911       0.8%
FBR Technology Venture Partners II                                  454          2,317           2,771       2.3%
FBR CoMotion Venture Capital I, LP (3)                                -          1,780           1,780       1.5%
DDL and related direct investments                                   76          5,567           5,643       4.8%
Direct investment                                                    73              -              73       0.1%
Third-party partnerships                                            144          2,809           2,953       2.5%
Other                                                                86              -              86       0.1%
                                                           -------------  -------------  --------------  ---------
                                                                  1,020         13,197          14,217      12.1%

Capital Crossover Partners                                        6,000              -           6,000       5.1%
                                                           -------------   ------------   -------------  ---------
                                                Subtotal          7,020         13,197          20,217      17.2%
                                                           -------------   ------------   -------------  ---------

Debt
                                                           -------------   ------------   -------------  ---------
Direct investment (4)                                                 -          7,500           7,500       6.3%
                                                           -------------   ------------   -------------  ---------

Other
Braddock Partners, LP                                             5,613              -           5,613       4.7%
FBR Arbitrage, LLC                                               11,415              -          11,415       9.6%
FBR Weston, Limited Partnership                                   2,138            189           2,327       2.0%
Other                                                               387            196             583       0.5%
                                                           -------------   ------------   -------------  ---------
                                                                 19,553            385          19,938      16.8%
                                                           -------------   ------------   -------------  ---------

                                                           -------------   ------------   -------------  ---------
TOTALS                                                         $ 91,495       $ 26,961       $ 118,456     100.0%
                                                           =============   ============   =============  =========

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(1) Excludes trading securities inventory.
(2) Amount is net of accrued Fund Manager Compensation expense ("FMC") of $157. Asset value before before FMC as of December 31, 2001 was $1,068.
(3) Amount is net of loans of $1,369 made by FBR Group to FBR CoMotion Venture Capital I, LP.
(4) Represents private debt of one issuer with a face amount of $7,500.